5. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Time Deposits Details Narrative
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 7,200	$ 4,300
CDARS balances	$ 7,200	$ 4,100
Weighted average rate of brokered deposits	0.05%	0.10%